OPPENHEIMER MAIN STREET SMALL CAP FUND®

Supplement dated August 24, 2010 to the

Prospectus and Statement of Additional Information

This supplement amends the Oppenheimer Main Street Small Cap Fund (the "Fund") prospectus (the "Prospectus") and Statement of Additional Information (the "SAI"), each dated October 2, 2009, and is in addition to the supplement to the SAI dated November 19, 2009.

Effective as of November 1, 2010:

1. The Fund will change its name to "Oppenheimer Main Street Small- & Mid-Cap Fund."

2. The Fund will expand its principal investments to include companies with market capitalizations within the range of the Russell 2500TM Index. We believe that the increased flexibility to allocate investments across a wider market capitalization range will allow the Fund to take advantage of more opportunities to seek returns and manage risks. The portfolio managers will continue to combine fundamental research and quantitative analysis to identify investments for the Fund's portfolio.

3. The first full paragraph on the cover page of the Prospectus will be deleted in its entirety and replaced by the following:

Oppenheimer Main Street Small- & Mid-Cap Fund™ is a mutual fund that seeks capital appreciation. The Fund uses fundamental research and quantitative models to invest mainly in common stocks of companies that are within the market capitalization range of the Russell 2500TM Index.

4. The sections titled "The Fund's Main Investment Strategies," "How the Portfolio Managers Decide What Securities to Buy or Sell" and "Who is the Fund Designed For" in the Prospectus will be deleted in their entirety and the following disclosure will be added:

Principal Investment Strategies. The Fund mainly invests in common stocks of "small-cap" and "mid-cap" companies. A company's "market capitalization" is the value of its outstanding common stock. Under normal market conditions, the Fund will invest at least 80% of its net assets, including any borrowings for investment purposes, in securities of companies having a market capitalization in the range of the Russell 2500TM Index (currently approximately $25 million to $6 billion dollars). That capitalization range is subject to change due to market activity or changes in the composition of the index. The Fund measures a company's capitalization at the time the Fund buys a security and is not required to sell a security if the company's capitalization moves outside of the Fund's capitalization definition.
The portfolio managers use both fundamental research and quantitative models to identify investment opportunities. While the process may change over time or vary in particular cases, in general the selection process currently:

•	aims to maintain broad diversification across all major economic sectors;

•	uses quantitative models, including sector-specific factors, to rank securities within each economic sector;

•	uses a fundamental approach to analyze issuers based on factors such as a company's financial performance, competitive strength, industry position, business practices and management; and

•	considers market trends, current industry outlooks and general economic conditions.

In constructing the portfolio, the Fund seeks to limit exposure to so-called "top-down" or "macro" risks, such as overall stock market movements, economic cycles, and interest rate or currency fluctuations. Instead, the portfolio managers seek to add value by selecting individual securities with superior company-specific fundamental attributes or relative valuations that they expect to outperform their industry and sector peers. This is commonly referred to as a "bottom-up" approach to portfolio construction.

The portfolio managers consider stock rankings, benchmark weightings and capitalization outlooks in determining security weightings for individual issuers. Although the Fund mainly invests in U.S. companies, it can invest in securities issued by companies or governments in any country, including in developing or emerging market countries. The portfolio managers might sell a security if the stock price is approaching their price target, if the company's competitive position has deteriorated or the company's management has performed poorly, or if they have identified more attractive investment prospects.

5. The Prospectus section titled "Main Risks of Investing in the Fund" will be deleted in its entirety and the following disclosure will be added:

Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or from poor security selection, which could cause the Fund to underperform other funds with similar objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

Main Risks of Investing in Stock. The value of the Fund's portfolio may be affected by changes in the stock markets. Stock markets may experience great short-term volatility and may fall sharply at times. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.
The prices of individual stocks generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company's stock. These factors may include, but are not limited to: poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company's sector or industry, or changes in government regulations affecting the company or its industry.

Main Risks of Small- and Mid-Sized Companies. Small- and mid-sized companies may be either established or newer companies, including companies that have been in operation for less than three years. While smaller companies might offer greater opportunities for gain, they also involve greater risk of loss. They may be more sensitive to changes in earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Small- and mid-sized companies may not have established markets for their products or services and may have fewer customers and product lines. They may have more limited access to financial resources and may not have the financial strength to sustain them through business downturns or adverse market conditions. Since small- and mid-sized companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. Smaller companies may have unseasoned management or less depth in management skill than larger, more established companies. They may be more reliant on the efforts of particular members of their management team and management changes may pose a greater risk to the success of the business. It may take a substantial period of time to realize a gain on an investment in a small- or mid-sized company, if a gain is realized at all.

Investing in Small Unseasoned Companies. The Fund can invest in the securities of small unseasoned companies. These are companies that have been in operation for less than three years, including the operations of any predecessors. In addition to the other risks of smaller issuers, these securities may have a very limited trading market, making it harder for the Fund to sell them at an acceptable price. The price of these securities may be very volatile, especially in the short term.

Main Risks of Foreign Investing. Foreign securities are subject to special risks. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company's operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those securities. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company's assets, or other political and economic factors. These risks may be greater for investments in developing or emerging market countries.

Special Risks of Developing and Emerging Markets. The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. The governments of developing and emerging market countries may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and less developed legal and accounting systems. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company's assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in companies in developing or emerging market countries may be considered speculative.

WHO IS THE FUND DESIGNED FOR? The Fund is designed primarily for investors seeking capital appreciation over the long term. Those investors should be willing to assume the greater risks of short-term share price fluctuations that are typical for a fund focusing on stocks of smaller companies. Because of its focus on long-term growth, the Fund may be more appropriate for investors with longer term investment goals. The Fund it is not designed for investors needing an assured level of current income. The Fund is not a complete investment program and may not be appropriate for all investors. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

6. The Russell 2500TM Index will be added to the Fund's performance comparisons and will replace the Lipper Small Cap Core Fund Index after one year.

7. The Prospectus section titled "Portfolio Managers" will be deleted and will be replaced by the following:

Portfolio Managers. The Fund’s portfolio is managed by Matthew P. Ziehl, Benjamin Ram and Raman Vardharaj, who are primarily responsible for the day-to-day management of the Fund’s investments. Mr. Ziehl has been lead portfolio manager of the Fund since May 2009, Mr. Ram has been co-lead portfolio manager since November 2010 and Mr. Vardharaj has been co-portfolio manager of the Fund since May 2009.
Mr. Ziehl has been a Vice President and portfolio manager of the Manager since May 2009. Prior to joining the Manager, Mr. Ziehl was a portfolio manager with RS Investment Management Co. LLC from October 2006 to May 2009 and served as a managing director at The Guardian Life Insurance Company of America from December 2001 to October 2006 when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. Mr. Ziehl is a portfolio manager of other portfolios in the OppenheimerFunds complex.
Mr. Ram has been a Vice President and portfolio manager of the Manager since May 2009. Prior to joining the Manager, Mr. Ram was sector manager for financial investments and a co-portfolio manager for mid-cap portfolios with the RS Core Equity Team of RS Investment Management Co. LLC from October 2006 to May 2009. He served as Portfolio Manager Mid Cap Strategies, Sector Manager Financials at The Guardian Life Insurance Company of America from January 2006 to October 2006 when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. He was a financials analyst, from 2003 to 2005, and co-portfolio manager, from 2005 to 2006, at Mercantile Capital Advisers, Inc. Mr. Ram was a bank analyst at Legg Mason Securities from 2000 to 2003 and was a senior financial analyst at the CitiFinancial division of Citigroup, Inc. from 1997 to 2000. Mr. Ram is a portfolio manager of other portfolios in the OppenheimerFunds complex.

Mr. Vardharaj, CFA, has been a Vice President and portfolio manager of the Manager since May 2009. Prior to joining the Manager, Mr. Vardharaj was sector manager and a senior quantitative analyst creating stock selection models, monitoring portfolio risks and analyzing portfolio performance across the RS Core Equity Team of RS Investment Management Co. LLC from October 2006 to May 2009. He served as quantitative analyst at The Guardian Life Insurance Company of America from 1998 to October 2006 when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. Mr. Vardharaj is a portfolio manager of other portfolios in the OppenheimerFunds complex. The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts they manage and their ownership of Fund shares.

8. The SAI will be revised to reflect the change in the Fund's investment strategies, described above, including the change to its market capitalization range, and the addition of Mr. Ram as a Vice President and co-lead portfolio manager of the Fund. There are no changes proposed to any fundamental investment policies of the Fund.

August 24, 2010     PS0847.030